UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 25, 2013

VALLEY NATIONAL BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

On June 25, 2013, Valley National Bancorp (the “Company”) announced that it will deliver a notice of redemption effective July 26, 2013 of principal face amount of $15,000,000 of the 7 ¾% Trust Preferred Securities (the “Trust Preferred Securities”) issued by VNB Capital Trust I, the Company’s subsidiary trust, and that it filed a post-effective amendment to its shelf registration statement on Form S-3 for the purposes of adding debt securities, depositary shares, warrants and units as additional securities that the Company could periodically offer and sell in one or more offerings.

A copy of the press release announcing the redemption of the Trust Preferred Securities and the filing of a post-effective amendment to the Company’s shelf registration statement on Form S-3 is filed as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 7.01 by reference.

Item 9.01          Financial Statements and Exhibits.

Exhibit

99.1           Press Release, dated June 25, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2013	VALLEY NATIONAL BANCORP

	By:	/s/ Alan D. Eskow
Alan D. Eskow
Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press Release, dated June 25, 2013.